UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2014

ONCOGENEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-80623	95-4343413
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1522 217th Place S.E. Bothell, Washington	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 487-9500

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Results of Operations and Financial Condition.

On April 28, 2014, OncoGenex Pharmaceuticals, Inc. (the “Company”) announced results from the Phase 3 SYNERGY trial. Top-line survival results indicate that the addition of custirsen to standard first-line docetaxel/prednisone therapy did not meet the primary endpoint of a statistically significant improvement in overall survival in men with metastatic castrate-resistant prostate cancer, compared to docetaxel/prednisone alone (median survival 23.4 months vs 22.2 months, respectively; hazard ratio 0.93 and one-sided p value 0.207). Copies of the Company’s press release and the Company’s joint press release with Teva Pharmaceutical Industries Ltd. are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by OncoGenex Pharmaceuticals, Inc. dated April 28, 2014

99.2	Press release issued by Teva Pharmaceutical Industries Ltd. and OncoGenex Pharmaceuticals, Inc. dated April 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.

Date: April 28, 2014	/s/ Susan Wyrick
Susan Wyrick Vice President, Finance (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by OncoGenex Pharmaceuticals, Inc. dated April 28, 2014

99.2	Press release issued by Teva Pharmaceutical Industries Ltd. and OncoGenex Pharmaceuticals, Inc. dated April 28, 2014